                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT of 1934

                                December 31, 2002

                             ADVA International Inc.

                                    Delaware
                  --------------------------------------------
                  State or other jurisdiction of incorporation

       0-16341                                          16-1284228
----------------------                      ----------------------------------
Commission file number                      I.R.S. Employee Identification No.

                             454 South Anderson Road
                         Rock Hill, South Carolina 29730

                                  803.327.6790

                                EXPLANATORY NOTE

ADVA International Inc., as of this filing, is in default on terms for payment of both interest and principal totaling approximately $104,839- for several promissory note agreements.

Item 4

ADVA's Board of Directors is currently in negotiations with those lenders whose notes are in default for the purpose of either revising and /or extending the terms of those notes.

The following exhibits have been previously filed and are filed by reference with this Current report on Form 8-K.

Exhibit No.                 Description

1)       Promissory note agreement signed by and between the Company and Lagan
         Investments Ltd. previously filed with the Securities and Exchange
         Commission on July 15, 2002 on Form 10-KSB.

2)       Promissory note agreement signed by and between the Company and
         Christiaan Ouwinga previously filed with the Securities and Exchange
         Commission on July 15, 2002 on Form 10-KSB.

3)       Promissory note agreement signed by and between the Company and
         Christopher Schuijt previously filed with the Securities and Exchange
         Commission on July 15, 2002 on Form 10-KSB.

4)       Promissory note agreement signed by and between the Company and Hugo
         Heerema previously filed with the Securities and Exchange Commission on
         July 15, 2002 on Form 10-KSB.

5)       Promissory note agreement signed by and between the Company and J. G.
         Drescher previously filed with the Securities and Exchange Commission on July 15, 2002 on Form 10-KSB.

6)       Promissory note agreement signed by and between the Company and A. Bos previously filed with the Securities and Exchange Commission on July
         15, 2002 on Form 10-KSB.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            For: ADVA International, Inc.

Date: 12/31/02                              By: /s/Ernst R. Verdonck
                                                -----------------------
                                                   Ernst R Verdonck
                                                   CEO and Chairman of the Board